ANNUAL REPORT



TEMPLETON RUSSIA FUND, INC.



MARCH 31, 1999



[LOGO(R)]
FRANKLIN(R)TEMPLETON(R)

PAGE

[PHOTO OF J. MARK MOBIUS APPEARS HERE]

J. Mark Mobius, Ph.D.
President
Templeton Russia Fund, Inc.



Dr. Mobius has been living in emerging market countries since earning his Ph.D. in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of business practices and customs unique to developing nations.

PAGE


SHAREHOLDER LETTER

--------------------------------------------------------------------------------
YOUR FUND'S GOAL: TEMPLETON RUSSIA FUND SEEKS LONG-TERM CAPITAL APPRECIATION. UNDER NORMAL MARKET CONDITIONS, THE FUND INVESTS PRIMARILY IN EQUITY SECURITIES OF "RUSSIA COMPANIES," AS DEFINED IN THE FUND'S PROSPECTUS.
--------------------------------------------------------------------------------

Dear Shareholder:

This annual report for Templeton Russia Fund covers the fiscal year ended March 31, 1999. During the reporting period, Russia experienced significant economic and political uncertainty, which had an adverse effect on Russia's equity market. In August, President Yeltsin fired Prime Minister Kirienko and replaced him with former Prime Minister Viktor Chernomyrdin on a temporary basis. When President Yeltsin decided to leave Chernomyrdin in the position full time, the State Duma voted down the appointment. A second candidate, Minister of Foreign Affairs Yevgeny Primakov, became prime minister effective September 12.

During this period of political turmoil, the government widened the trading band on the ruble, effectively devaluing the currency by 50%, suspended foreign debt repayments, and banned trading of domestic debt instruments. Many


CONTENTS


Shareholder Letter .......................................................   1

Performance Summary ......................................................   7

Financial Highlights & Statement of Investments ..........................   8

Financial Statements .....................................................  11

Notes to Financial Statements ............................................  14

Independent Auditors' Report .............................................  17

Tax Designation ..........................................................  21


You will find a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page of this report.

FUND CATEGORY

Global
Growth
Growth & Income
Income
Tax-Free Incom

[PYRAMID]

PAGE


INDUSTRY DISTRIBUTION
Based on Total Net Assets
3/31/99

[THIS CHART SHOWS IN PIE CHART FORMAT THE TOP 10 INDUSTRIES REPRESENTED IN TEMPLETON RUSSIA FUND AS OF MARCH 31, 1999, BASED ON TOTAL NET ASSETS.]

[PIE CHART]


Utilities Electrical & Gas                   22.9%
Energy Sources                               13.6%
Telecommunications                           13.6%
Beverages & Tobacco                           4.9%
Building Materials & Components               4.6%
Metals & Mining                               4.6%
Merchandising                                 3.9%
Other Industries                             17.1%
Short-Term Investments & Other Net Assets    14.8%


foreign banks threatened to freeze any Russian assets they held and, in response to these threats, an agreement to restructure the country's debt was finally reached in March 1999. Throughout the reporting period, matters were complicated by the repeated hospitalization of President Yeltsin.

Within this environment, Templeton Russia Fund posted a one-year cumulative total return of -63.68% in market-price terms and -61.04% based on the change in net asset value, as shown in the Performance Summary on page 7. The International Finance Corporation Investable Russia Index, by comparison, posted a -67.70% return for the same period.(1)

On March 31, 1998, the Fund's cash position was 26.1% of total net assets. Although it rose as high as 56.3% on September 30, 1998, by the end of the reporting period this position had been reduced to 14.8%. During the first half of the reporting period, we sold some holdings in the merchandising sector, and in the second half, we began adding to our energy sources and telecommunications holdings. At the close of the period, one of the Fund's largest positions was Lukoil-Holdings, which accounts for approximately 19% of Russia's total crude oil production. The portfolio also had a large position in Vimpel Communications, ADR, a provider of cellular phone services in Russia. These investments were made with an eye toward long-term potential, with the understanding that the economic and political situation in Russia must settle before real development may follow.


1. Source: International Finance Corporation. The International Finance Corporation Investable Russia Index is a market capitalization weighted index designed to measure the performance of Russian stocks. It tracks approximately 13 securities. Performance represents total return in U.S. dollars and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


2

PAGE


Looking forward, we believe Russia will continue to face economic uncertainty until its government addresses many of the country's basic problems. In our opinion, the President and his Cabinet have been attempting to placate the international community in hopes of winning increased foreign aid and investment, while the State Duma and local governments appear to have been more interested in lowering taxes to give Russian citizens additional spending power. Although the goal of both approaches may be to revitalize the Russian economy, they often conflict with each other. We believe that a reworking of Russia's entire financial system is required to repair the damage done to the country's credibility with investors worldwide. Tax collection must be improved, foreign and minority shareholders need to be given more protection, and greater transparency of corporate dealings is necessary if foreign money is to be lured back to Russian capital markets. If these steps are taken, we believe that another growth phase in Russia is possible. In our opinion, Russia's wealth of natural resources and the need for development in areas such as infrastructure and technology, could allow Russian companies to survive the present economic crisis, ultimately benefiting long-term investors in the country's equity securities.

Of course, investing in any emerging market, including Russia, means tolerating a certain amount of volatility and, in some cases, severe market corrections. Such highly speculative investing involves special risk considerations not typically associated with investing in U.S. securities markets. These risks include, but are not limited to, political, economic, legal and social uncertainties (for example, regional conflicts and risk of

TOP 10 RUSSIAN HOLDINGS*
3/31/99

[THIS TABLE LISTS THE TOP 10 HOLDINGS, INCLUDING INDUSTRY, OF TEMPLETON RUSSIA FUND AS OF MARCH 31, 1999, BASED ON TOTAL NET ASSETS.]

                                                          % OF TOTAL
COMPANY, INDUSTRY                                         NET ASSETS
--------------------------------------------------------------------------------
Unified Energy Systems, GDR
  Utilities Electrical & Gas                                11.4%

Mosenergo
  Utilities Electrical & Gas                                 8.4%

Rostelekom
  Telecommunications                                         7.7%

Lukoil-Holdings
  Energy Sources                                             7.4%

Vimpel Communications, ADR
  Telecommunications                                         5.0%

Purneftegaz
  Energy Sources                                             4.9%

Alpha Cement Holding
  Building Materials & Components                            4.6%

GUM Trade House
  Merchandising                                              3.4%

Irkutskenegro
  Utilities Electrical & Gas                                 3.0%

Norilsk Nickel
  Metals & Mining                                            3.0%

*Does not include fixed-income securities and short-term investments and other assets.


                                                                               3

PAGE


war), market and currency exchange rate volatility, delays in settling portfolio transactions, risk of loss arising from Russia's underdeveloped system of share transfer, registration, and custody, and the pervasiveness of corruption and crime in the Russian economic system.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of March 31, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and portfolio composition. Although past performance is not predictive of future results, these insights may give you a better understanding of our investment and management philosophy.

We thank you for your continued support and interest in Templeton Russia Fund.

Sincerely,


/s/J. MARK MOBIUS

J. Mark Mobius, Ph.D.
President
Templeton Russia Fund, Inc.


4

PAGE


IMPORTANT NOTICE TO SHAREHOLDERS

EURO RISK. On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, which will replace the national currency for participating member countries. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets.

Because this change to a single currency is new and untested, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the Fund may hold in its portfolio, and their impact on Fund performance. To the extent the Fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

YEAR 2000 ISSUE. Like all investment companies, the Fund's business operations depend on a worldwide network of computer systems that contain date fields. Many of the systems currently use a two digit date field to represent the date, and these systems must be changed or modified to enable them to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem).

When the Year 2000 arrives, the Fund's operations could be adversely affected if the computer systems used by any of the parties who service the Fund or with which it does business are not Year 2000 ready. The Fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.

When evaluating current and potential portfolio positions, Year 2000 is one of the factors the Fund's investment manager considers. The investment manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may


                                                                               5

PAGE


be more susceptible to Year 2000 risks and there may be less public disclosure of these factors. The investment manager, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness. The Fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the Fund and its investment manager may have no control.

If a company in which the Fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its securities will also be adversely affected. A decrease in the value of one or more of the Fund's portfolio holdings will have a similar impact on the Fund's performance.

Franklin Resources, Inc. (Resources) established a Year 2000 Project Team in 1996. This team has already made most of the changes necessary to make the computer systems that service the Fund and its shareholders Year 2000 compliant and continues to seek reasonable assurances from all suppliers that they will be Year 2000 compliant on a timely basis. Resources is refining a contingency plan of procedures to follow (where feasible) in the event of the failure of any mission critical systems. However, in an operation as complex and geographically distributed as Resources' business, the alternatives to use of normal systems, especially mission critical systems, or supplies, or supplies of electricity or long distance voice and data lines are limited.


6

PAGE


PERFORMANCE SUMMARY AS OF 3/31/99

Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions according to the terms specified in the Fund's dividend reinvestment and cash purchase plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases.

PRICE AND DISTRIBUTION INFORMATION (4/1/98 - 3/31/99)

                              CHANGE        3/31/99    3/31/98
---------------------------------------------------------------
Net Asset Value             - $  18.42      $   9.60   $  28.02

Market Price (NYSE)         - $24.2500      $11.3750   $35.6250

                           DISTRIBUTIONS
                           ------------------------------------
Dividend Income               $0.0250

Long-Term Capital Gain        $2.6900

      TOTAL                   $2.7150

Templeton Russia Fund paid distributions derived from long-term capital gains of $2.69 per share in May, 1998. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).

PERFORMANCE

                                                                       INCEPTION
                                          1-YEAR          3-YEAR       (6/15/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)

   Based on change in net asset value     -61.04%         +11.59%       -10.13%

   Based on change in market price        -63.68%         +9.72%        +0.14%


Average Annual Total Return(2)

   Based on change in net asset value     -61.04%         +3.72%        -2.78%

   Based on change in market price        -63.68%         +3.14%        +0.04%

Past performance is not predictive of future results.


1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Russian securities involve additional significant risks, including political and social uncertainty (for example, regional conflicts and risk of war), currency exchange rate volatility, pervasiveness of corruption and crime in the Russian economic system, delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody. Also, as a non-diversified investment company investing in Russia, the Fund may invest in a relatively small number of issuers, and, as a result, be subject to greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares.


                                                                               7

PAGE

TEMPLETON RUSSIA FUND, INC.
Financial Highlights

                                                                               YEAR ENDED MARCH 31,
                                                                --------------------------------------------------
                                                                  1999          1998          1997         1996+
                                                                  ----------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................      $28.02        $30.88        $11.30        $14.10
                                                                --------------------------------------------------
Income from investment operations:
 Net investment income (loss)...............................         .27          (.32)         (.15)          .15
 Net realized and unrealized gains (losses).................      (15.98)         1.41         20.49         (2.78)
                                                                --------------------------------------------------
Total from investment operations............................      (15.71)         1.09         20.34         (2.63)
                                                                --------------------------------------------------
Underwriting expenses deducted from capital.................          --            --            --          (.10)
                                                                --------------------------------------------------
Less distributions from:
 Net investment income......................................        (.02)           --          (.09)         (.07)
 Net realized gains.........................................       (2.69)        (3.95)         (.67)           --
                                                                --------------------------------------------------
Total distributions.........................................       (2.71)        (3.95)         (.76)         (.07)
                                                                --------------------------------------------------
Net asset value, end of year................................       $9.60        $28.02        $30.88        $11.30
                                                                ==================================================
Total Return*
 Based on market value per share............................    (63.68)%        22.26%       147.08%       (8.73)%
 Based on net asset value per share.........................    (61.04)%         1.60%       181.92%      (19.47)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................     $51,940      $150,102      $164,157       $59,942
Ratios to average net assets:
 Expenses...................................................       2.14%         1.99%         2.36%         2.00%**
 Net investment income (loss)...............................       2.17%        (.93)%        (.72)%         1.54%**
Portfolio turnover rate.....................................      13.32%        10.92%        18.86%          .50%

*Total return is not annualized.
**Annualized.
+For the period June 15, 1995 (commencement of operations) to March 31, 1996.
                       See Notes to Financial Statements.
 8

PAGE

TEMPLETON RUSSIA FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1999

                                                                   COUNTRY         SHARES          VALUE
-----------------------------------------------------------------------------------------------------------
COMMON STOCKS 73.0%
AEROSPACE & MILITARY TECHNOLOGY
*Perm Motor.................................................       Russia            690,000    $    17,181
                                                                                                -----------
AUTOMOBILES 2.2%
*GAZ Auto Plant.............................................       Russia             43,500        890,662
*Kamaz......................................................       Russia            778,138        238,655
                                                                                                -----------
                                                                                                  1,129,317
                                                                                                -----------
BEVERAGES & TOBACCO 4.9%
*Efes Sinai Yatirim Holding AS..............................       Turkey        182,300,000      2,541,107
                                                                                                -----------
BUILDING MATERIALS & COMPONENTS 4.6%
*Alfa Cement Holding........................................       Russia            370,000      2,375,955
                                                                                                -----------
ENERGY SOURCES 13.6%
*JSC Chernogorneft..........................................       Russia            269,000        515,888
Lukoil-Holdings.............................................       Russia            101,000        730,230
Lukoil-Holdings, ADR........................................       Russia            108,050      3,124,806
*Orenburgneft...............................................       Russia            137,185         55,025
*Purneftegaz................................................       Russia          1,300,365      2,558,338
*Tomskneft..................................................       Russia            318,916         99,343
                                                                                                -----------
                                                                                                  7,083,630
                                                                                                -----------
FOOD & HOUSEHOLD PRODUCTS 2.2%
Red October.................................................       Russia            174,000      1,131,000
                                                                                                -----------
MACHINERY & ENGINEERING .2%
*Uralmash Zavody............................................       Russia            179,114         91,796
                                                                                                -----------
MERCHANDISING 3.9%
*GUM Trade House............................................       Russia          2,501,220      1,325,647
*GUM Trade House, ADR.......................................       Russia            400,000        424,000
Tsum Trade House............................................       Russia          1,396,400        279,280
                                                                                                -----------
                                                                                                  2,028,927
                                                                                                -----------
METALS & MINING 4.6%
Krasnoyarsk Aluminum Plant..................................       Russia            209,548        824,760
Norilsk Nickel..............................................       Russia            820,482      1,554,813
                                                                                                -----------
                                                                                                  2,379,573
                                                                                                -----------
TELECOMMUNICATIONS 12.0%
Rostelekom..................................................       Russia          2,514,400      1,961,232
Rostelekom, ADR.............................................       Russia            356,710      1,672,078
*St. Petersburg International Telephone.....................       Russia            119,940         23,748
*Vimpel Communications, ADR.................................       Russia            166,950      2,587,725
                                                                                                -----------
                                                                                                  6,244,783
                                                                                                -----------
TRANSPORTATION 1.9%
Aeroflot - Russia International Airlines....................       Russia          7,560,400        595,382
*Murmansk Sea Shipping......................................       Russia             21,800          3,540
*Novorosissk Sea Shipping...................................       Russia          1,015,000        109,315

                                                                               9

PAGE


TEMPLETON RUSSIA FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (CONT.)

                                                                   COUNTRY         SHARES          VALUE
-----------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
TRANSPORTATION (CONT.)
Primorsk Sea Shipping.......................................       Russia            444,300    $   277,688
*Tyumen Aviatrans...........................................       Russia            530,000          4,558
                                                                                                -----------
                                                                                                    990,483
                                                                                                -----------
UTILITIES ELECTRICAL & GAS 22.9%
*Chelyabenergo..............................................       Russia          1,075,400         62,158
*Irkutskenergo..............................................       Russia         21,310,300      1,108,136
*Irkutskenergo, ADR.........................................       Russia            177,000        460,200
Mosenergo...................................................       Russia        109,990,000      2,529,770
Mosenergo, 144A.............................................       Russia         18,200,000        418,600
*Mosenergo, ADR.............................................       Russia            595,110      1,413,386
Unified Energy Systems......................................       Russia        118,891,150      5,468,993
Unified Energy Systems, GDR.................................       Russia            100,000        460,000
                                                                                                -----------
                                                                                                 11,921,243
                                                                                                -----------
TOTAL COMMON STOCKS (COST $55,196,665)......................                                     37,934,995
                                                                                                -----------
PREFERRED STOCKS 2.7%
*Arkhangelsk Telecom, pfd. .................................       Russia          7,789,000        371,535
*Novorosissk Sea Shipping, pfd. ............................       Russia         11,551,000        442,403
Rostelekom, pfd. ...........................................       Russia          1,527,400        381,086
*Saint Petersburg City Telephone Network, A, pfd. ..........       Russia            156,000         21,060
*Saint Petersburg International Telephone, pfd. ............       Russia            110,100         53,399
Uralmash Zavody, pfd. ......................................       Russia            400,000        102,520
                                                                                                -----------
TOTAL PREFERRED STOCKS (COST $8,167,652)....................                                      1,372,003
                                                                                                -----------
                                                                                  PRINCIPAL
                                                                                  AMOUNT**
                                                                                  ---------
BONDS (COST $4,992,457) 9.5%
Russia Federation, Reg S, 9.25%, 11/27/01...................       Russia        $12,000,000      4,950,000
                                                                                                -----------
SHORT TERM INVESTMENTS 11.7%
Chase Securities, Inc., 5.00%, 4/01/99, Time Deposit........    United States      2,300,000      2,300,000
Den Danske Bank AG, 5.00%, 4/01/99, Time Deposit............    United States      2,300,000      2,300,000
Federal Farm Credit Bank, 4.60%, 5/03/99....................    United States      1,475,000      1,474,640
                                                                                                -----------
TOTAL SHORT TERM INVESTMENTS (COST $6,075,000)..............                                      6,074,640
                                                                                                -----------
TOTAL INVESTMENTS (COST $74,431,774) 96.9%..................                                     50,331,638
OTHER ASSETS, LESS LIABILITIES 3.1%.........................                                      1,608,662
                                                                                                -----------
TOTAL NET ASSETS 100.0%.....................................                                    $51,940,300
                                                                                                ===========

*Non-income producing.
**Securities denominated in U.S. dollars.
                       See Notes to Financial Statements.
 10

PAGE

TEMPLETON RUSSIA FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1999

Assets:
 Investments in securities, at value (cost $74,431,774).....    $ 50,331,638
 Cash.......................................................         242,042
 Receivables:
  Investment securities sold................................       1,299,438
  Dividends and interest....................................         464,362
                                                                ------------
      Total assets..........................................      52,337,480
                                                                ------------
Liabilities:
 Payables:
  Investment securities purchased...........................         196,320
  To affiliates.............................................          55,068
 Accrued expenses...........................................         145,792
                                                                ------------
      Total liabilities.....................................         397,180
                                                                ------------
Net assets, at value........................................    $ 51,940,300
                                                                ============
Net assets consist of:
 Undistributed net investment income........................    $  1,354,345
 Net unrealized depreciation................................     (24,100,136)
 Accumulated net realized loss..............................      (1,718,683)
 Capital shares.............................................      76,404,774
                                                                ------------
Net assets, at value........................................    $ 51,940,300
                                                                ============
Net asset value per share ($51,940,300 / 5,408,819 shares
  outstanding)..............................................           $9.60
                                                                ============

                       See Notes to Financial Statements.
                                                                              11

PAGE

TEMPLETON RUSSIA FUND, INC.
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 1999

Investment Income:
 (net of foreign taxes of $27,916)
 Dividends..................................................    $   157,840
 Interest...................................................      2,793,650
                                                                -----------
      Total investment income...............................                      $  2,951,490
Expenses:
 Management fees (Note 4)...................................        855,358
 Administrative fees (Note 4)...............................        170,989
 Transfer agent fees........................................         40,972
 Custodian fees.............................................        220,312
 Reports to shareholders....................................         17,228
 Registration and filing fees...............................         16,317
 Professional fees..........................................         95,729
 Directors' fees and expenses...............................         20,562
 Other......................................................         28,573
                                                                -----------
      Total expenses........................................                         1,466,040
                                                                                  ------------
            Net investment income...........................                         1,485,450
                                                                                  ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................     (1,718,683)
  Foreign currency transactions.............................          4,333
                                                                -----------
      Net realized loss.....................................                        (1,714,350)
      Net unrealized depreciation on investments............                       (84,409,694)
                                                                                  ------------
Net realized and unrealized loss............................                       (86,124,044)
                                                                                  ------------
Net decrease in net assets resulting from operations........                      $(84,638,594)
                                                                                  ============

                       See Notes to Financial Statements.
 12

PAGE

TEMPLETON RUSSIA FUND, INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED MARCH 31, 1999 AND 1998

                                                                    1999               1998
                                                                -------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss)..............................    $  1,485,450       $ (1,730,289)
  Net realized gain (loss) from investments and foreign
    currency transactions...................................      (1,714,350)        24,476,482
  Net unrealized depreciation on investments................     (84,409,694)       (17,201,438)
                                                                -------------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................     (84,638,594)         5,544,755
 Distributions to shareholders from:
  Net investment income.....................................        (135,193)                --
  Net realized gains........................................     (14,410,968)       (21,010,197)
 Capital share transactions (Note 3)........................       1,023,425          1,410,481
                                                                -------------------------------
    Net decrease in net assets..............................     (98,161,330)       (14,054,961)
Net assets:
 Beginning of year..........................................     150,101,630        164,156,591
                                                                -------------------------------
 End of year................................................    $ 51,940,300       $150,101,630
                                                                ===============================
Undistributed net investment income included in net assets:
 End of year................................................    $  1,354,345       $         --
                                                                ===============================

                       See Notes to Financial Statements.
                                                                              13

PAGE

TEMPLETON RUSSIA FUND, INC.
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Russia Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests in equity securities of "Russia Companies," as defined in the Fund's prospectus. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

 14

PAGE


TEMPLETON RUSSIA FUND, INC.
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)
d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. MARKET AND GEOGRAPHIC RISK CONSIDERATIONS

Investing in equity securities of Russian companies includes certain risks not typically associated with investing in countries with more developed securities markets, such as political, economic and legal uncertainties, delays in settling portfolio transactions and the risk of loss from Russia's underdeveloped systems of share registration and transfer.

3. CAPITAL STOCK

At March 31, 1999, there were 100,000,000 shares authorized ($.01 par value). During the years ended March 31, 1999 and 1998, shares were issued from reinvested distributions amounting to 51,582 shares ($1,023,425) and 41,559 shares ($1,410,481), respectively.

4. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Asset Management Limited (TAML), and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays monthly an investment management fee to TAML of 1.25% per year of the average weekly net assets of the Fund. The Fund pays an administrative management fee to FT Services of 0.25% per year of the average weekly net assets of the Fund, of which 0.20% is paid to Princeton Administrator, L.P., an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, for sub-administrative services.

                                                                              15

PAGE


TEMPLETON RUSSIA FUND, INC.
Notes to Financial Statements (continued)

5. INCOME TAXES

The cost of securities for income tax purposes is the same as that shown in the Statement of Investments. At March 31, 1999, the net unrealized depreciation based on the cost of investments for income tax purposes was as follows:

Unrealized appreciation.....................................  $  4,466,251
Unrealized depreciation.....................................   (28,566,387)
                                                              ------------
Net unrealized depreciation.................................  $(24,100,136)
                                                              ============

At March 31, 1999, the Fund had tax basis capital losses of $94,000, which may be carried over to offset future capital gains. Such losses expire March 31, 2007.

At March 31, 1999, the Fund has deferred capital losses occurring subsequent to October 31, 1998 of $1,625,000. For tax purposes, such losses will be reflected in the year ending March 31, 2000.

6. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended March 31, 1999 aggregated $24,922,233 and $6,631,169, respectively.

 16

PAGE


TEMPLETON RUSSIA FUND, INC.
INDEPENDENT AUDITOR'S REPORT
The Board of Directors and Shareholders
Templeton Russia Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton Russia Fund, Inc. as of March 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Templeton Russia Fund, Inc. as of March 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                           /s/MCGLADREY & PULLEN, LLP

New York, New York
April 30, 1999

                                                                              17

PAGE


TEMPLETON RUSSIA FUND, INC.
Annual Meeting of Shareholders, September 29, 1998

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on September 29, 1998. The purpose of the meeting was to elect six Directors of the Fund; to ratify the selection of McGladrey & Pullen, LLP, as the Fund's independent auditors for the fiscal year ending March 31, 1999; and in their discretion, to authorize the proxyholders to vote upon such other matters that may legally come before the meeting or any adjournment of the meeting. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: Frank J. Crothers, Martin L. Flanagan, John Wm. Galbraith, Andrew H. Hines, Jr., Edith E. Holiday, and Charles B. Johnson.* Shareholders ratified the selection of McGladrey & Pullen, LLP, to serve as the Fund's independent auditors for the fiscal year ending March 31, 1999. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of six (6) Directors:

                                                                                 % OF                           % OF
                                                                              OUTSTANDING                    OUTSTANDING
                    TERM EXPIRING 2000:                          FOR            SHARES         WITHHELD        SHARES
------------------------------------------------------------------------------------------------------------------------
Frank J. Crothers...........................................   3,288,558        60.81%           44,660         0.83%

TERM EXPIRING 2001:
--------------
Martin L. Flanagan..........................................   3,287,390        60.79%           45,828         0.85%
John Wm. Galbraith..........................................   3,290,079        60.84%           43,139         0.80%
Andrew H. Hines, Jr.........................................   3,285,771        60.76%           47,447         0.88%
Edith E. Holiday............................................   3,289,927        60.84%           43,291         0.80%
Charles B. Johnson..........................................   3,291,233        60.86%           41,985         0.78%

2. The ratification of the selection of McGladrey & Pullen, LLP, as independent auditors for the Fund for the fiscal year ending March 31, 1999:

               % OF                    % OF                    % OF                        % OF
            OUTSTANDING             OUTSTANDING             OUTSTANDING     BROKER      OUTSTANDING
   FOR        SHARES      AGAINST     SHARES      ABSTAIN     SHARES       NON-VOTES      SHARES
---------------------------------------------------------------------------------------------------
 3,299,474    61.01%       16,535      0.31%       17,208      0.32%           1           0.00%

*Harris J. Ashton, Nicholas F. Brady, Harmon E. Burns, S. Joseph Fortunato, Betty P. Krahmer, Gordon S. Macklin, Fred R. Millsaps, and Constantine D. Tseretopoulos are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.
 18

PAGE

TEMPLETON RUSSIA FUND, INC.
Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify Mellon Securities Trust Company (the "Plan Agent") at the address above or the institution in whose name the shares are held. The Plan Agent must receive written notice within 10 business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to the Plan Agent, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Co." and sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn: Templeton Russia Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

                                                                              19

PAGE

TEMPLETON RUSSIA FUND, INC.

TRANSFER AGENT

ChaseMellon Shareholder Services, L.L.C.
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800/416-5585

SHAREHOLDER INFORMATION

Shares of Templeton Russia Fund, Inc. are traded daily on the New York Stock Exchange under the symbol "TRF." Information about the net asset value and the market price is published each Monday in The Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about dividends and shareholder accounts, call 1-800/416-5585.

The daily closing net asset value may be obtained when available on a one business day delay basis by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800/DIAL BEN(R) (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS") on a one business day delay basis.

Shareholders not receiving copies of the Reports to Shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list, by writing Templeton Russia Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.
 20

PAGE

TEMPLETON RUSSIA FUND, INC.
Tax Designation

At March 31, 1999, more than 50% of the Templeton Russia Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the fund on these investments. As in prior years, the Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

In January 2000, shareholders will receive Form 1099-DIV, which will include their share of taxes withheld and foreign source income distributed during the calendar year 1999.

The following table provides a breakdown by country of foreign source income and foreign taxes paid to shareholders in May 1999.


                                    FOREIGN TAXES        FOREIGN SOURCE
                COUNTRY           WITHHELD PER SHARE    INCOME PER SHARE
         ---------------------------------------------------------------
         Russia...............         $0.0052              $0.1783
                                  --------------------------------------
         TOTAL................         $0.0052              $0.1783
                                  ======================================

                                                                              21

PAGE

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LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Fund Information at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Global Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME
Franklin Global Utilities Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Global Government Income Fund
Franklin Templeton Global Currency Fund
Franklin Templeton Hard Currency Fund
Templeton Americas Government Securities Fund

GROWTH
Franklin Biotechnology Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap Growth Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet Investment Fund(1)
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund(1)
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Rising Dividends Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton Growth Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund
Franklin's AGE High Income Fund
Franklin Bond Fund
Franklin Floating Rate Trust
Franklin Short-Intermediate U.S. Government Securities Fund
Franklin Strategic Income Fund
Franklin U.S. Government Securities Fund
Franklin Federal Money Fund(2)
Franklin Money Fund(2)

TAX-FREE INCOME
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free Income Fund
Tax-Exempt Money Fund(2)

STATE-SPECIFIC TAX-FREE INCOME
Alabama
Arizona(3)
California(3)
Colorado
Connecticut
Florida(3)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(4)
Michigan(4)
Minnesota(4)
Missouri
New Jersey
New York(3)
North Carolina
Ohio(4)
Oregon
Pennsylvania
Tennessee(5)
Texas
Virginia

VARIABLE ANNUITIES(6)
Franklin Valuemark(R)
Franklin Templeton Valuemark Income Plus(an immediate annuity)

1. These funds are now closed to new accounts, with the exception of retirement plan accounts.

2. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

3. Two or more fund options available: long-term portfolio; portfolio of insured securities; high yield portfolio (CA); intermediate-term and money market portfolios (CA and NY).

4. Portfolio of insured municipal securities.

5. The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

6. Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC. The Franklin Valuemark Funds are managed by Franklin Advisers, Inc. and its Templeton and Franklin affiliates.

                                                                           04/99

PAGE


[GRAPHIC OF BEN FRANKLIN(TM)]

FRANKLIN(R) TEMPLETON(R)
Templeton Russia Fund, Inc.
100 Fountain Parkway, P.O. Box 33030
St. Petersburg, FL 33733-8030

ANNUAL REPORT

TEMPLETON RUSSIA FUND, INC.
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, Florida 33733-8030

AUDITORS
McGladrey & Pullen, LLP
555 Fifth Avenue
New York, New York 10017-2416

TRANSFER AGENT
ChaseMellon Shareholder Services, L.L.C.
85 Challenger Road
Overpeck Centre
Ridgefield Park, New Jersey 07660
1-800/416-5585

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


TLTRF A99 05/99                         [RECYCLE LOGO] Printed on recycled paper